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EXHIBIT 4.7.1(kk)

Upon recording, return to:
Ms. Shawne M. Keenan
Sutherland Asbill & Brennan LLP
999 Peachtree Street, N.E.
Atlanta, Georgia 30309-3996

PURSUANT TO §44-14-35.1 OF OFFICIAL CODE OF GEORGIA ANNOTATED, THIS INSTRUMENT EMBRACES,
COVERS AND CONVEYS SECURITY TITLE TO AFTER-ACQUIRED PROPERTY OF THE GRANTOR

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION),
GRANTOR,

to

U.S. BANK NATIONAL ASSOCIATION,
TRUSTEE

THIRTY-SIXTH SUPPLEMENTAL
INDENTURE

Relating to the
Series 2006A (Burke) Note
Series 2006B-1 (Burke) Note
Series 2006B-2 (Burke) Note
Series 2006B-3 (Burke) Note
Series 2006B-4 (Burke) Note
Series 2006A (Monroe) Note

Dated as of October 1, 2006

FIRST MORTGAGE OBLIGATIONS

        THIS THIRTY-SIXTH SUPPLEMENTAL INDENTURE, dated as of October 1, 2006, is between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), formerly known as Oglethorpe Power Corporation (An Electric Membership Generation & Transmission Corporation), an electric membership corporation organized and existing under the laws of the State of Georgia, as Grantor (hereinafter called the "Company"), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as Trustee (in such capacity, the "Trustee").

        WHEREAS, the Company has heretofore executed and delivered to the Trustee an Indenture, dated as of March 1, 1997 (hereinafter called the "Original Indenture") for the purpose of securing its Existing Obligations and providing for the authentication and delivery of Additional Obligations by the Trustee from time to time under the Original Indenture (capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Original Indenture);

        WHEREAS, the Company has heretofore executed and delivered to the Trustee thirty- five Supplemental Indentures (the Original Indenture, as heretofore, hereby and hereafter supplemented and modified, being herein sometimes called the "Indenture"), and the Original Indenture and the thirty-five Supplemental Indentures have been recorded as set forth on Schedule 1;

Series 2006A Burke Bonds

        WHEREAS, the Burke Authority has agreed to issue $40,150,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2006A (the "Series 2006A Burke Bonds"), and to loan the proceeds from the sale thereof to the Company pursuant to that certain Loan Agreement, dated as of October 1, 2006, relating thereto (the "Series 2006A Burke Loan Agreement");

        WHEREAS, the Company's obligation to repay the loan of the proceeds of the Series 2006A Burke Bonds is evidenced by that certain Series 2006A (Burke) Note, dated the date of its authentication (the "Series 2006A (Burke) Note"), from the Company to U.S. Bank National Association, as trustee (in such capacity, the "Series 2006A Burke Trustee"), as assignee and pledgee of the Burke Authority pursuant to the Trust Indenture, dated as of October 1, 2006 (the "Series 2006A Burke Indenture"), between the Burke Authority and the Series 2006A Burke Trustee;

Series 2006B-1 Burke Bonds

        WHEREAS, the Burke Authority has agreed to issue $50,000,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2006B-1 (the "Series 2006B-1 Burke Bonds"), and to loan the proceeds from the sale thereof to the Company pursuant to that certain Loan Agreement, dated as of October 1, 2006, relating thereto (the "Series 2006B-1 Burke Loan Agreement");

        WHEREAS, the Company's obligation to repay the loan of the proceeds of the Series 2006B-1 Burke Bonds is evidenced by that certain Series 2006B-1 (Burke) Note, dated the date of its authentication (the "Series 2006B-1 (Burke) Note"), from the Company to U.S. Bank National Association, as trustee (in such capacity, the "Series 2006B-1 Burke Trustee"), as assignee and pledgee of the Burke Authority pursuant to the Trust Indenture, dated as of October 1, 2006 (the "Series 2006B-1 Burke Indenture"), between the Burke Authority and the Series 2006B-1 Burke Trustee;

Series 2006B-2 Bonds

        WHEREAS, the Burke Authority has agreed to issue $50,000,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power

Corporation Vogtle Project), Series 2006B-2 (the "Series 2006B-2 Burke Bonds"), and to loan the proceeds from the sale thereof to the Company pursuant to that certain Loan Agreement, dated as of October 1, 2006, relating thereto (the "Series 2006B-2 Burke Loan Agreement");

        WHEREAS, the Company's obligation to repay the loan of the proceeds of the Series 2006B-2 Burke Bonds is evidenced by that certain Series 2006B-2 (Burke) Note, dated the date of its authentication (the "Series 2006B-2 (Burke) Note"), from the Company to U.S. Bank National Association, as trustee (in such capacity, the "Series 2006B-2 Burke Trustee"), as assignee and pledgee of the Burke Authority pursuant to the Trust Indenture, dated as of October 1, 2006 (the "Series 2006B-2 Burke Indenture"), between the Burke Authority and the Series 2006B-2 Burke Trustee;

Series 2006B-3 Bonds

        WHEREAS, the Burke Authority has agreed to issue $50,000,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2006B-3 (the "Series 2006B-3 Burke Bonds"), and to loan the proceeds from the sale thereof to the Company pursuant to that certain Loan Agreement, dated as of October 1, 2006, relating thereto (the "Series 2006B-3 Burke Loan Agreement");

        WHEREAS, the Company's obligation to repay the loan of the proceeds of the Series 2006B-3 Burke Bonds is evidenced by that certain Series 2006B-3 (Burke) Note, dated the date of its authentication (the "Series 2006B-3 (Burke) Note"), from the Company to U.S. Bank National Association, as trustee (in such capacity, the "Series 2006B-3 Burke Trustee"), as assignee and pledgee of the Burke Authority pursuant to the Trust Indenture, dated as of October 1, 2006 (the "Series 2006B-3 Burke Indenture"), between the Burke Authority and the Series 2006B-3 Burke Trustee;

Series 2006B-4 Bonds

        WHEREAS, the Burke Authority has agreed to issue $38,925,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2006B-4 (the "Series 2006B-4 Burke Bonds"; and together with the Series 2006A Burke Bonds, the Series 2006B-1 Burke Bonds, the Series 2006B-2 Burke Bonds and the Series 2006B-3 Burke Bonds, the "Burke Bonds"), and to loan the proceeds from the sale thereof to the Company pursuant to that certain Loan Agreement, dated as of October 1, 2006, relating thereto (the "Series 2006B-4 Burke Loan Agreement");

        WHEREAS, the Company's obligation to repay the loan of the proceeds of the Series 2006B-4 Burke Bonds is evidenced by that certain Series 2006B-4 (Burke) Note, dated the date of its authentication (the "Series 2006B-4 (Burke) Note"), from the Company to U.S. Bank National Association, as trustee (in such capacity, the "Series 2006B-4 Burke Trustee"), as assignee and pledgee of the Burke Authority pursuant to the Trust Indenture, dated as of October 1, 2006 (the "Series 2006B-4 Burke Indenture"), between the Burke Authority and the Series 2006B-4 Burke Trustee;

        WHEREAS, the Company will use the proceeds from the sale of the Burke Bonds to refund (i) the portion of the Burke Authority's Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 1993A and Series 1994A, subject to mandatory sinking fund redemption on January 1, 2007; and (ii) the entire outstanding principal amount of the Burke Authority's Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 1998A and 1998B, to be redeemed on or before December 31, 2006;

Series 2006A Monroe Bonds

        WHEREAS, the Monroe Authority has agreed to issue $9,020,000 in aggregate principal amount of Development Authority of Monroe County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Scherer Project), Series 2006A (the "Series 2006A Monroe Bonds"), and to loan the proceeds from the sale thereof to the Company pursuant to that certain Loan Agreement, dated as of October 1, 2006, relating thereto (the "Series 2006A Monroe Loan Agreement");

        WHEREAS, the Company's obligation to repay the loan of the proceeds of the Series 2006A Monroe Bonds is evidenced by that certain Series 2006A (Monroe) Note, dated the date of its authentication (the "Series 2006A (Monroe) Note"), from the Company to U.S. Bank National Association, as trustee (in such capacity, the "Series 2006A Monroe Trustee"), as assignee and pledgee of the Monroe Authority pursuant to the Trust Indenture, dated as of October 1, 2006 (the "Series 2006A Monroe Indenture"), between the Monroe Authority and the Series 2006A Monroe Trustee;

        WHEREAS, the Company will use the proceeds from the sale of the Series 2006A Monroe Bonds to refund the portion of the Monroe Authority's Pollution Control Revenue Bonds (Oglethorpe Power Corporation Scherer Project), Series 1992A, maturing on January 1, 2007;

        WHEREAS, the Company desires to execute and deliver this Thirty-Sixth Supplemental Indenture, in accordance with the provisions of the Original Indenture, for the purpose of providing for the creation and designation of the Series 2006A (Burke) Note, the Series 2006B-1 (Burke) Note, the Series 2006B-2 (Burke) Note, the Series 2006B-3 (Burke) Note, the Series 2006B-4 (Burke) Note and the Series 2006A (Monroe) Note (collectively, the "Notes") as Additional Obligations and specifying the form and provisions thereof;

        WHEREAS, Section 12.1 of the Original Indenture provides that, without the consent of the Holders of any of the Obligations, the Company, when authorized by a Board Resolution, and the Trustee, may enter into Supplemental Indentures for the purposes and subject to the conditions set forth in said Section 12.1, including to create additional series of Obligations under the Indenture and to make provisions for such additional series of Obligations; and

        WHEREAS, all acts and proceedings required by law and by the Articles of Incorporation and Bylaws of the Company necessary to secure under the Indenture the payment of the principal of (and premium, if any) and interest on the Notes, to make the Notes to be issued hereunder, when executed by the Company, authenticated and delivered by the Trustee and duly issued, the valid, binding and legal obligation of the Company, and to constitute the Indenture a valid and binding lien for the security of the Notes, in accordance with its terms, have been done and taken; and the execution and delivery of this Thirty-Sixth Supplemental Indenture has been in all respects duly authorized by the Company.

        NOW, THEREFORE, THIS THIRTY-SIXTH SUPPLEMENTAL INDENTURE WITNESSES, that, to secure the payment of the principal of (and premium, if any) and interest on the Outstanding Secured Obligations, including, when authenticated and delivered, the Notes, to confirm the lien of the Indenture upon the Trust Estate, including property purchased, constructed or otherwise acquired by the Company since the date of execution of the Original Indenture, to secure performance of the covenants therein and herein contained, to declare the terms and conditions on which the Notes are secured, and in consideration of the premises thereof and hereof, the Company by these presents does grant, bargain, sell, alienate, remise, release, convey, assign, transfer, mortgage, hypothecate, pledge, set over and confirm to the Trustee, and its successors and assigns in the trust created thereby and hereby, in trust, all property, rights, privileges and franchises (other than Excepted Property or Excludable Property) of the Company, whether now owned or hereafter acquired, of the character described in the Granting Clauses of the Original Indenture, wherever located, including all such property, rights, privileges and franchises acquired since the date of execution of the Original Indenture, including, without limitation, all property described on Exhibit A attached hereto, subject to all exceptions, reservations and matters of the character referred to in the Indenture, and does grant a security interest therein for the purposes expressed herein and in the Original Indenture subject in all cases to Sections 5.2 and 11.2 B of the Original Indenture and to the rights of the Company under the Original Indenture, including the rights set forth in Article V thereof; but expressly excepting and excluding from the lien and operation of the Indenture all properties of the character specifically excepted as "Excepted Property" or "Excludable Property" in the Original Indenture to the extent contemplated thereby.

        PROVIDED, HOWEVER, that if, upon the occurrence of an Event of Default, the Trustee, or any separate trustee or co-trustee appointed under Section 9.14 of the Original Indenture or any receiver appointed pursuant to statutory provision or order of court, shall have entered into possession of all or substantially all of the Trust Estate, all the Excepted Property described or referred to in Paragraphs A through H, inclusive, of "Excepted Property" in the Original Indenture then owned or thereafter acquired by the Company, shall immediately, and, in the case of any Excepted Property described or referred to in Paragraphs I, J, L, N and P of "Excepted Property" in the Original Indenture (excluding the property described in Section 2 of Exhibit B in the Original Indenture), upon demand of the Trustee or such other trustee or receiver, become subject to the lien of the Indenture to the extent permitted by law, and the Trustee or such other trustee or receiver may, to the extent permitted by law, at the same time likewise take possession thereof, and whenever all Events of Default shall have been cured and the possession of all or substantially all of the Trust Estate shall have been restored to the Company, such Excepted Property shall again be excepted and excluded from the lien of the Indenture to the extent and otherwise as hereinabove set forth and as set forth in the Indenture.

        The Company may, however, pursuant to the Granting Clause Third of the Original Indenture, subject to the lien of the Indenture any Excepted Property or Excludable Property, whereupon the same shall cease to be Excepted Property or Excludable Property.

        TO HAVE AND TO HOLD all such property, rights, privileges and franchises hereby and hereafter (by a Supplemental Indenture or otherwise) granted, bargained, sold, alienated, remised, released, conveyed, assigned, transferred, mortgaged, hypothecated, pledged, set over or confirmed as aforesaid, or intended, agreed or covenanted so to be, together with all the tenements, hereditaments and appurtenances thereto appertaining (said properties, rights, privileges and franchises, including any cash and securities hereafter deposited or required to be deposited with the Trustee (other than any such cash which is specifically stated in the Indenture not to be deemed part of the Trust Estate) being part of the Trust Estate), unto the Trustee, and its successors and assigns in the trust herein created by the Indenture, forever.

        SUBJECT, HOWEVER, to (i) Permitted Exceptions and (ii) to the extent permitted by Section 13.6 of the Original Indenture as to property hereafter acquired (a) any duly recorded or perfected prior mortgage or other lien that may exist thereon at the date of the acquisition thereof by the Company and (b) purchase money mortgages, other purchase money liens, chattel mortgages, conditional sales agreements or other title retention agreements created by the Company at the time of acquisition thereof.

        BUT IN TRUST, NEVERTHELESS, with power of sale, for the equal and proportionate benefit and security of the Holders from time to time of all the Outstanding Secured Obligations without any priority of any such Obligation over any other such Obligation and for the enforcement of the payment of such Obligations in accordance with their terms.

        UPON CONDITION that, until the happening of an Event of Default and subject to the provisions of Article V of the Original Indenture, and not in limitation of the rights elsewhere provided in the Original Indenture, including the rights set forth in Article V of the Original Indenture, the Company shall be permitted to (i) possess and use the Trust Estate, except cash, securities, Designated Qualifying Securities and other personal property deposited, or required to be deposited, with the Trustee, (ii) explore for, mine, extract, separate and dispose of coal, ore, gas, oil and other minerals, and harvest standing timber, and (iii) receive and use the rents, issues, profits, revenues and other income, products and proceeds of the Trust Estate.

        THE INDENTURE, INCLUDING THIS THIRTY-SIXTH SUPPLEMENTAL INDENTURE, is intended to operate and is to be construed as a deed passing title to the Trust Estate and is made under the provisions of the laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage or deed of trust, and is given to secure the Outstanding Secured Obligations. Should the indebtedness secured by the Indenture be paid according to the tenor and effect thereof when the same shall become due and payable and should the Company perform all covenants contained in the Indenture in a timely manner, then the Indenture shall be canceled and surrendered.

        AND IT IS HEREBY COVENANTED AND DECLARED that the Notes are to be authenticated and delivered and the Trust Estate is to be held and applied by the Trustee, subject to the covenants, conditions and trusts set forth herein and in the Indenture, and the Company does hereby covenant and agree to and with the Trustee, for the equal and proportionate benefit of all Holders of the Outstanding Secured Obligations, as follows:

ARTICLE I

THE NOTES AND CERTAIN PROVISIONS RELATING THERETO

Section 1.1    Authorization and Terms of the Notes.

        A.    The Series 2006A (Burke) Note

        There shall be created and established an Additional Obligation in the form of a promissory note known as and entitled the "Series 2006A (Burke) Note" (hereinafter referred to as the "Series 2006A (Burke) Note"), the form, terms and conditions of which shall be substantially as set forth in or prescribed pursuant to this Section and Section 1.2 hereof. The aggregate principal amount of the Series 2006A (Burke) Note which shall be authenticated and delivered and Outstanding at any one time is limited to $40,150,000.

        The Series 2006A (Burke) Note shall be dated the date of its authentication. The Series 2006A (Burke) Note shall mature on January 1, 2041 and shall bear interest from the date of its authentication to the date of its maturity at rates calculated as provided for in the form of note prescribed pursuant to Section 1.2 hereof. The Series 2006A (Burke) Note shall be authenticated and delivered to, and made payable to, U.S. Bank National Association, as trustee, in its capacity as the Series 2006A Burke Trustee.

        All payments made on the Series 2006A (Burke) Note shall be made to the Series 2006 Burke Trustee at its principal office in Atlanta, Georgia in lawful money of the United States of America which will be immediately available on the date payment is due.

        B.    The Series 2006B-1 (Burke) Note

        There shall be created and established an Additional Obligation in the form of a promissory note known as and entitled the "Series 2006B-1 (Burke) Note" (hereinafter referred to as the "Series 2006B-1 (Burke) Note"), the form, terms and conditions of which shall be substantially as set forth in or prescribed pursuant to this Section and Section 1.2 hereof. The aggregate principal amount of the Series 2006B-1 (Burke) Note which shall be authenticated and delivered and Outstanding at any one time is limited to $50,000,000.

        The Series 2006B-1 (Burke) Note shall be dated the date of its authentication. The Series 2006B-1 (Burke) Note shall mature on January 1, 2041 and shall bear interest from the date of its authentication to the date of its maturity at rates calculated as provided for in the form of note prescribed pursuant to Section 1.2 hereof. The Series 2006B-1 (Burke) Note shall be authenticated and delivered to, and made payable to, U.S. Bank National Association, as trustee, in its capacity as the Series 2006B-1 Burke Trustee.

        All payments made on the Series 2006B-1 (Burke) Note shall be made to the Series 2006 Burke Trustee at its principal office in Atlanta, Georgia in lawful money of the United States of America which will be immediately available on the date payment is due.

        C.    The Series 2006B-2 (Burke) Note

        There shall be created and established an Additional Obligation in the form of a promissory note known as and entitled the "Series 2006B-2 (Burke) Note" (hereinafter referred to as the "Series 2006B-2 (Burke) Note"), the form, terms and conditions of which shall be substantially as set forth in or prescribed pursuant to this Section and Section 1.2 hereof. The aggregate principal amount of the Series 2006B-2 (Burke) Note which shall be authenticated and delivered and Outstanding at any one time is limited to $50,000,000.

        The Series 2006B-2 (Burke) Note shall be dated the date of its authentication. The Series 2006B-2 (Burke) Note shall mature on January 1, 2040 and shall bear interest from the date of its authentication to the date of its maturity at rates calculated as provided for in the form of note prescribed pursuant to Section 1.2 hereof. The Series 2006B-2 (Burke) Note shall be authenticated and delivered to, and made payable to, U.S. Bank National Association, as trustee, in its capacity as the Series 2006B-2 Burke Trustee.

        All payments made on the Series 2006B-2 (Burke) Note shall be made to the Series 2006B-2 Burke Trustee at its principal office in Atlanta, Georgia in lawful money of the United States of America which will be immediately available on the date payment is due.

        D.    The Series 2006B-3 (Burke) Note

        There shall be created and established an Additional Obligation in the form of a promissory note known as and entitled the "Series 2006B-3 (Burke) Note" (hereinafter referred to as the "Series 2006B-3 (Burke) Note"), the form, terms and conditions of which shall be substantially as set forth in or prescribed pursuant to this Section and Section 1.2 hereof. The aggregate principal amount of the Series 2006B-3 (Burke) Note which shall be authenticated and delivered and Outstanding at any one time is limited to $50,000,000.

        The Series 2006B-3 (Burke) Note shall be dated the date of its authentication. The Series 2006B-3 (Burke) Note shall mature on January 1, 2039 and shall bear interest from the date of its authentication to the date of its maturity at rates calculated as provided for in the form of note prescribed pursuant to Section 1.2 hereof. The Series 2006B-3 (Burke) Note shall be authenticated and delivered to, and made payable to, U.S. Bank National Association, as trustee, in its capacity as the Series 2006B-3 Burke Trustee.

        All payments made on the Series 2006B-3 (Burke) Note shall be made to the Series 2006B-3 Burke Trustee at its principal office in Atlanta, Georgia in lawful money of the United States of America which will be immediately available on the date payment is due.

        E.    The Series 2006B-4 (Burke) Note

        There shall be created and established an Additional Obligation in the form of a promissory note known as and entitled the "Series 2006B-4 (Burke) Note" (hereinafter referred to as the "Series 2006B-4 (Burke) Note"), the form, terms and conditions of which shall be substantially as set forth in or prescribed pursuant to this Section and Section 1.2 hereof. The aggregate principal amount of the Series 2006B-4 (Burke) Note which shall be authenticated and delivered and Outstanding at any one time is limited to $38,925,000.

        The Series 2006B-4 (Burke) Note shall be dated the date of its authentication. The Series 2006B-4 (Burke) Note shall mature on January 1, 2038 and shall bear interest from the date of its authentication to the date of its maturity at rates calculated as provided for in the form of note prescribed pursuant to Section 1.2 hereof. The Series 2006B-4 (Burke) Note shall be authenticated and delivered to, and made payable to, U.S. Bank National Association, as trustee, in its capacity as the Series 2006B-4 Burke Trustee.

        All payments made on the Series 2006B-4 (Burke) Note shall be made to the Series 2006B-4 Burke Trustee at its principal office in Atlanta, Georgia in lawful money of the United States of America which will be immediately available on the date payment is due.

        F.    The Series 2006A (Monroe) Note

        There shall be created and established an Additional Obligation in the form of a promissory note known as and entitled the "Series 2006A (Monroe) Note" (hereinafter referred to as the "Series 2006A (Monroe) Note"), the form, terms and conditions of which shall be substantially as set forth in or prescribed pursuant to this Section and Section 1.2 hereof. The aggregate principal amount of the Series 2006A (Monroe) Note which shall be authenticated and delivered and Outstanding at any one time is limited to $9,020,000.

        The Series 2006A (Monroe) Note shall be dated the date of its authentication. The Series 2006A (Monroe) Note shall mature on January 1, 2036 and shall bear interest from the date of its authentication to the date of its maturity at rates calculated as provided for in the form of note prescribed pursuant to Section 1.2 hereof. The Series 2006A (Monroe) Note shall be authenticated and delivered to, and made payable to, U.S. Bank National Association, as trustee, in its capacity as the Series 2006A Monroe Trustee.

        All payments made on the Series 2006A (Monroe) Note shall be made to the Series 2006A Monroe Trustee at its principal office in Atlanta, Georgia in lawful money of the United States of America which will be immediately available on the date payment is due.

Section 1.2    Form of the Notes.

        A.    The Series 2006A (Burke) Note

        The Series 2006A (Burke) Note and the Trustee's certificate of authentication for the Series 2006A (Burke) Note shall be substantially in the form of Exhibit B attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

        B.    The Series 2006B-1 (Burke) Note

        The Series 2006B-1 (Burke) Note and the Trustee's certificate of authentication for the Series 2006B-1 (Burke) Note shall be substantially in the form of Exhibit C attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

        C.    The Series 2006B-2 (Burke) Note

        The Series 2006B-2 (Burke) Note and the Trustee's certificate of authentication for the Series 2006B-2 (Burke) Note shall be substantially in the form of Exhibit D attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

        D.    The Series 2006B-3 (Burke) Note

        The Series 2006B-3 (Burke) Note and the Trustee's certificate of authentication for the Series 2006B-3 (Burke) Note shall be substantially in the form of Exhibit E attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

        E.    The Series 2006B-4 (Burke) Note

        The Series 2006B-4 (Burke) Note and the Trustee's certificate of authentication for the Series 2006B-4 (Burke) Note shall be substantially in the form of Exhibit F attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

        F.    The Series 2006A (Monroe) Note

        The Series 2006A (Monroe) Note and the Trustee's certificate of authentication for the Series 2006A (Monroe) Note shall be substantially in the form of Exhibit G attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted in the Original Indenture.

ARTICLE II

MISCELLANEOUS

        Section 2.1    This Thirty-Sixth Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof, and the Original Indenture, as heretofore supplemented and as hereby supplemented and modified, is hereby confirmed. Except to the extent inconsistent with the express terms hereof, all of the provisions, terms, covenants and conditions of the Indenture shall be applicable to the Notes to the same extent as if specifically set forth herein. All references herein to Sections, definitions or other provisions of the Original Indenture shall be to such Sections, definitions and other provisions as they may be amended or modified from time to time pursuant to the Indenture. All capitalized terms used in this Thirty-Sixth Supplemental Indenture shall have the same meanings assigned to them in the Original Indenture, except in cases where the context clearly indicates otherwise.

        Section 2.2    All recitals in this Thirty-Sixth Supplemental Indenture are made by the Company only and not by the Trustee; and all of the provisions contained in the Original Indenture, in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

        Section 2.3    Whenever in this Thirty-Sixth Supplemental Indenture any of the parties hereto is named or referred to, this shall, subject to the provisions of Articles IX and XI of the Original Indenture, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Thirty-Sixth Supplemental Indenture contained by or on behalf of the Company, or by or on behalf of the Trustee shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

        Section 2.4    Nothing in this Thirty-Sixth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the Holders of the Outstanding Secured Obligations, any right, remedy or claim under or by reason of this Thirty-Sixth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Thirty-Sixth Supplemental Indenture contained by or on behalf of the Company shall be for the sole and exclusive benefit of the parties hereto, and of the Holders of Outstanding Secured Obligations.

        Section 2.5    This Thirty-Sixth Supplemental Indenture may be executed in several counterparts, each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

        Section 2.6    To the extent permitted by applicable law, this Thirty-Sixth Supplemental Indenture shall be deemed to be a Security Agreement and Financing Statement whereby the Company grants to the Trustee a security interest in all of the Trust Estate that is personal property or fixtures under the Uniform Commercial Code, as adopted or hereafter adopted in one or more of the states in which any part of the properties of the Company are situated. The mailing address of the Company, as debtor is:

        2100 East Exchange Place
        P. O. Box 1349
        Tucker, Georgia 30085-1349,

and the mailing address of the Trustee, as secured party, is:

        U.S. Bank National Association
        Attention: Corporate Trust Services
        1349 West Peachtree Street, NW
        Suite 1050, Two Midtown Plaza
        Atlanta, Georgia 30309

[Signatures on Next Page]

        IN WITNESS WHEREOF, the parties hereto have caused this Thirty-Sixth Supplemental Indenture to be duly executed under seal as of the day and year first written above.

Company:	OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION), an electric membership corporation organized under the laws of the State of Georgia
	By:	/s/ THOMAS A. SMITH Thomas A. Smith President and Chief Executive Officer
Signed, sealed and delivered by the Company in the presence of:	Attest:	/s/ PATRICIA N. NASH Patricia N. Nash Secretary
/s/ CINDY A. UPCHURCH Witness		[CORPORATE SEAL]
/s/ THOMAS J. BRENDIAR Notary Public
(Notarial Seal)
My commission expires: 1/27/09
[Signatures Continued on Next Page]

[Signatures Continued from Previous Page]
Trustee:	U.S. BANK NATIONAL ASSOCIATION, a national banking association
	By:	/s/ B A DONALDSON
Signed, sealed and delivered by the Trustee in the Presence of:		Authorized Agent
/s/ MICHELLE NGUYEN Witness
/s/ SYRA I ARZU Notary Public
(Notarial Seal)
My commission expires: 11/16/09

Exhibit A

        All property of the Company in the Counties in Appling, Ben Hill, Burke, Carroll, Clark, Cobb, DeKalb, Floyd, Heard, Jackson, Monroe, Talbot and Toombs, State of Georgia.

A-1

Exhibit B

[Form of Series 2006A (Burke) Note]

THIS NOTE IS NON-TRANSFERABLE EXCEPT AS MAY BE REQUIRED TO EFFECT ANY TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, DATED AS OF OCTOBER 1, 2006, RELATING HERETO, BETWEEN THE DEVELOPMENT AUTHORITY OF BURKE COUNTY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

SERIES 2006A (BURKE) NOTE        DATE: OCTOBER 18, 2006

(VOGTLE PROJECT)

        OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) ("Oglethorpe"), an electric membership corporation organized and existing under the laws of the State of Georgia, for value received and in consideration of the agreement of the Development Authority of Burke County (the "Burke Authority") to issue $40,105,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2006A (the "Series 2006A Burke Bonds"), hereby promises to pay to U.S. Bank National Association (the "Series 2006A Burke Trustee"), as assignee and pledgee of the Burke Authority, acting pursuant to the Trust Indenture, dated as of October 1, 2006, from the Burke Authority to the Series 2006A Burke Trustee (the "Series 2006A Indenture"), or its successor in trust, the principal sum of $40,150,000, together with interest and prepayment premium (if any) thereon as follows:

  (a)
  on or before each Interest Payment Date (as defined in the Series 2006A Indenture), a sum which will equal the interest on the Series 2006A Burke Bonds which will become due on such Interest Payment Date on the Series 2006A Burke Bonds; and

  (b)
  on or before January 1, 2041, a sum which will equal the principal amount of the Series 2006A Burke Bonds which will become due on January 1, 2041; and

  (c)
  on or before any redemption date for the Series 2006A Burke Bonds, a sum equal to the principal of, redemption premium (if any) and interest on, the Series 2006A Burke Bonds which are to be redeemed on such date.

        This Series 2006A (Burke) Note evidences the Loan (as defined in the Agreement hereinafter referred to) of the Burke Authority to Oglethorpe and the obligation to repay the same and shall be governed by and shall be payable in accordance with the terms, conditions and provisions of the Loan Agreement, dated as of October 1, 2006 (the "Agreement"), between the Burke Authority and Oglethorpe, pursuant to which the Burke Authority has agreed to loan to Oglethorpe the proceeds from the sale of the Series 2006A Burke Bonds.

        This Series 2006A (Burke) Note is a duly authorized obligation of Oglethorpe issued under and equally and ratably secured by the Indenture, dated as of March 1, 1997 (the "Original Indenture"), as heretofore supplemented and as supplemented by the Thirty-Sixth Supplemental Indenture, dated as of October 1, 2006, between Oglethorpe, as grantor, and U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee (in such capacity, the "Indenture Trustee"), (the Original Indenture, as supplemented, the "Indenture"). Reference is hereby made to the Indenture for a statement of the description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities thereunder of Oglethorpe, the Indenture Trustee and the holder of this Series 2006A

(Burke) Note and of the terms upon which this Series 2006A (Burke) Note is authenticated and delivered. This Series 2006A (Burke) Note is created by the Thirty-Sixth Supplemental Indenture and designated as the "Series 2006A (Burke) Note."

        All payments hereon are to be made to the Series 2006A Burke Trustee at its principal office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the day payment is due. As set forth in Section 4.6 of the Agreement, the obligation of Oglethorpe to make the payments required hereunder shall be absolute and unconditional.

        Oglethorpe shall be entitled to certain credits against payments required to be made hereunder as provided in Section 4.3 of the Agreement.

        This Series 2006A (Burke) Note may be prepaid upon the terms and conditions set forth in Article VIII of the Agreement.

        If the Series 2006A Burke Trustee shall accelerate payment of the Series 2006A Burke Bonds, all payments on this Series 2006A (Burke) Note shall be declared due and payable in the manner and with the effect provided in the Agreement. The Agreement provides that, under certain conditions, such declaration shall be rescinded by the Series 2006A Burke Trustee.

        No recourse shall be had for the payments required hereby or for any claim based herein or in the Agreement or in the Indenture against any officer, director or member, past, present or future, of Oglethorpe as such, either directly or through Oglethorpe, or under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceedings or otherwise.

        This Series 2006A (Burke) Note shall not be entitled to any benefit under the Indenture and shall not become valid or obligatory for any purposes until the Indenture Trustee shall have signed the form of authentication certificate endorsed hereon.

        This Series 2006A (Burke) Note shall be governed by and construed in accordance with the laws of the State of Georgia.

        IN WITNESS WHEREOF, Oglethorpe has caused this Series 2006A (Burke) Note to be executed in its corporate name by its President and Chief Executive Officer and attested by its Secretary and its corporate seal to be hereunto affixed.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
By:
Thomas A. Smith President and Chief Executive Officer
(SEAL)
Attest:
Patricia N. Nash Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Obligations of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
Authorized Agent

Exhibit C

[Form of Series 2006B-1 (Burke) Note]

        THIS NOTE IS NON-TRANSFERABLE EXCEPT AS MAY BE REQUIRED TO EFFECT ANY TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, DATED AS OF OCTOBER 1, 2006, RELATING HERETO, BETWEEN THE DEVELOPMENT AUTHORITY OF BURKE COUNTY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

SERIES 2006B-1 (BURKE) NOTE        DATE: OCTOBER 18, 2006

(VOGTLE PROJECT)

        OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) ("Oglethorpe"), an electric membership corporation organized and existing under the laws of the State of Georgia, for value received and in consideration of the agreement of the Development Authority of Burke County (the "Burke Authority") to issue $50,000,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2006B-1 (the "Series 2006B-1 Burke Bonds"), hereby promises to pay to U.S. Bank National Association (the "Series 2006B-1 Burke Trustee"), as assignee and pledgee of the Burke Authority, acting pursuant to the Trust Indenture, dated as of October 1, 2006, from the Burke Authority to the Series 2006B-1 Burke Trustee (the "Series 2006B-1 Indenture"), or its successor in trust, the principal sum of $50,000,000, together with interest and prepayment premium (if any) thereon as follows:

          (a)   on or before each Interest Payment Date (as defined in the Series 2006B-1 Indenture), a sum which will equal the interest on the Series 2006B-1 Burke Bonds which will become due on such Interest Payment Date on the Series 2006B-1 Burke Bonds; and

          (b)   on or before January 1, 2041, a sum which will equal the principal amount of the Series 2006B-1 Burke Bonds which will become due on January 1, 2041; and

          (c)   on or before any redemption date for the Series 2006B-1 Burke Bonds, a sum equal to the principal of, redemption premium (if any) and interest on, the Series 2006B-1 Burke Bonds which are to be redeemed on such date.

        This Series 2006B-1 (Burke) Note evidences the Loan (as defined in the Agreement hereinafter referred to) of the Burke Authority to Oglethorpe and the obligation to repay the same and shall be governed by and shall be payable in accordance with the terms, conditions and provisions of the Loan Agreement, dated as of October 1, 2006 (the "Agreement"), between the Burke Authority and Oglethorpe, pursuant to which the Burke Authority has agreed to loan to Oglethorpe the proceeds from the sale of the Series 2006B-1 Burke Bonds.

        This Series 2006B-1 (Burke) Note is a duly authorized obligation of Oglethorpe issued under and equally and ratably secured by the Indenture, dated as of March 1, 1997 (the "Original Indenture"), as heretofore supplemented and as supplemented by the Thirty-Sixth Supplemental Indenture, dated as of October 1, 2006, between Oglethorpe, as grantor, and U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee (in such capacity, the "Indenture Trustee"), (the Original Indenture, as supplemented, the "Indenture"). Reference is hereby made to the Indenture for a statement of the description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities thereunder of Oglethorpe, the Indenture Trustee and the holder of this Series 2006B-1

(Burke) Note and of the terms upon which this Series 2006B-1 (Burke) Note is authenticated and delivered. This Series 2006B-1 (Burke) Note is created by the Thirty-Sixth Supplemental Indenture and designated as the "Series 2006B-1 (Burke) Note."

        All payments hereon are to be made to the Series 2006B-1 Burke Trustee at its principal office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the day payment is due. As set forth in Section 4.6 of the Agreement, the obligation of Oglethorpe to make the payments required hereunder shall be absolute and unconditional.

        Oglethorpe shall be entitled to certain credits against payments required to be made hereunder as provided in Section 4.3 of the Agreement.

        This Series 2006B-1 (Burke) Note may be prepaid upon the terms and conditions set forth in Article VIII of the Agreement.

        If the Series 2006B-1 Burke Trustee shall accelerate payment of the Series 2006B-1 Burke Bonds, all payments on this Series 2006B-1 (Burke) Note shall be declared due and payable in the manner and with the effect provided in the Agreement. The Agreement provides that, under certain conditions, such declaration shall be rescinded by the Series 2006B-1 Burke Trustee.

        No recourse shall be had for the payments required hereby or for any claim based herein or in the Agreement or in the Indenture against any officer, director or member, past, present or future, of Oglethorpe as such, either directly or through Oglethorpe, or under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceedings or otherwise.

        This Series 2006B-1 (Burke) Note shall not be entitled to any benefit under the Indenture and shall not become valid or obligatory for any purposes until the Indenture Trustee shall have signed the form of authentication certificate endorsed hereon.

        This Series 2006B-1 (Burke) Note shall be governed by and construed in accordance with the laws of the State of Georgia.

        IN WITNESS WHEREOF, Oglethorpe has caused this Series 2006B-1 (Burke) Note to be executed in its corporate name by its President and Chief Executive Officer and attested by its Secretary and its corporate seal to be hereunto affixed.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
By:

Thomas A. Smith
President and Chief Executive Officer
(SEAL)
Attest:

Patricia N. Nash
Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Obligations of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:

Authorized Agent

Exhibit D

[Form of Series 2006B-2 (Burke) Note]

        THIS NOTE IS NON-TRANSFERABLE EXCEPT AS MAY BE REQUIRED TO EFFECT ANY TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, DATED AS OF OCTOBER 1, 2006, RELATING HERETO, BETWEEN THE DEVELOPMENT AUTHORITY OF BURKE COUNTY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

SERIES 2006B-2 (BURKE) NOTE        DATE: OCTOBER 18, 2006

(VOGTLE PROJECT)

        OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) ("Oglethorpe"), an electric membership corporation organized and existing under the laws of the State of Georgia, for value received and in consideration of the agreement of the Development Authority of Burke County (the "Burke Authority") to issue $50,000,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2006B-2 (the "Series 2006B-2 Burke Bonds"), hereby promises to pay to U.S. Bank National Association (the "Series 2006B-2 Burke Trustee"), as assignee and pledgee of the Burke Authority, acting pursuant to the Trust Indenture, dated as of October 1, 2006, from the Burke Authority to the Series 2006B-2 Burke Trustee (the "Series 2006B-2 Indenture"), or its successor in trust, the principal sum of $50,000,000, together with interest and prepayment premium (if any) thereon as follows:

          (a)   on or before each Interest Payment Date (as defined in the Series 2006B-2 Indenture), a sum which will equal the interest on the Series 2006B-2 Burke Bonds which will become due on such Interest Payment Date on the Series 2006B-2 Burke Bonds; and

          (b)   on or before January 1, 2040, a sum which will equal the principal amount of the Series 2006B-2 Burke Bonds which will become due on January 1, 2040; and

          (c)   on or before any redemption date for the Series 2006B-2 Burke Bonds, a sum equal to the principal of, redemption premium (if any) and interest on, the Series 2006B-2 Burke Bonds which are to be redeemed on such date.

        This Series 2006B-2 (Burke) Note evidences the Loan (as defined in the Agreement hereinafter referred to) of the Burke Authority to Oglethorpe and the obligation to repay the same and shall be governed by and shall be payable in accordance with the terms, conditions and provisions of the Loan Agreement, dated as of October 1, 2006 (the "Agreement"), between the Burke Authority and Oglethorpe, pursuant to which the Burke Authority has agreed to loan to Oglethorpe the proceeds from the sale of the Series 2006B-2 Burke Bonds.

        This Series 2006B-2 (Burke) Note is a duly authorized obligation of Oglethorpe issued under and equally and ratably secured by the Indenture, dated as of March 1, 1997 (the "Original Indenture"), as heretofore supplemented and as supplemented by the Thirty-Sixth Supplemental Indenture, dated as of October 1, 2006, between Oglethorpe, as grantor, and U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee (in such capacity, the "Indenture Trustee"), (the Original Indenture, as supplemented, the "Indenture"). Reference is hereby made to the Indenture for a statement of the description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities thereunder of Oglethorpe, the Indenture Trustee and the holder of this Series 2006B-2

(Burke) Note and of the terms upon which this Series 2006B-2 (Burke) Note is authenticated and delivered. This Series 2006B-2 (Burke) Note is created by the Thirty-Sixth Supplemental Indenture and designated as the "Series 2006B-2 (Burke) Note."

        All payments hereon are to be made to the Series 2006B-2 Burke Trustee at its principal office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the day payment is due. As set forth in Section 4.6 of the Agreement, the obligation of Oglethorpe to make the payments required hereunder shall be absolute and unconditional.

        Oglethorpe shall be entitled to certain credits against payments required to be made hereunder as provided in Section 4.3 of the Agreement.

        This Series 2006B-2 (Burke) Note may be prepaid upon the terms and conditions set forth in Article VIII of the Agreement.

        If the Series 2006B-2 Burke Trustee shall accelerate payment of the Series 2006B-2 Burke Bonds, all payments on this Series 2006B-2 (Burke) Note shall be declared due and payable in the manner and with the effect provided in the Agreement. The Agreement provides that, under certain conditions, such declaration shall be rescinded by the Series 2006B-2 Burke Trustee.

        No recourse shall be had for the payments required hereby or for any claim based herein or in the Agreement or in the Indenture against any officer, director or member, past, present or future, of Oglethorpe as such, either directly or through Oglethorpe, or under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceedings or otherwise.

        This Series 2006B-2 (Burke) Note shall not be entitled to any benefit under the Indenture and shall not become valid or obligatory for any purposes until the Indenture Trustee shall have signed the form of authentication certificate endorsed hereon.

        This Series 2006B-2 (Burke) Note shall be governed by and construed in accordance with the laws of the State of Georgia.

        IN WITNESS WHEREOF, Oglethorpe has caused this Series 2006B-2 (Burke) Note to be executed in its corporate name by its President and Chief Executive Officer and attested by its Secretary and its corporate seal to be hereunto affixed.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
	By:	Thomas A. Smith President and Chief Executive Officer
(SEAL)
Attest:
Patricia N. Nash Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Obligations of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
Authorized Agent

Exhibit E

[Form of Series 2006B-3 (Burke) Note]

        THIS NOTE IS NON-TRANSFERABLE EXCEPT AS MAY BE REQUIRED TO EFFECT ANY TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, DATED AS OF OCTOBER 1, 2006, RELATING HERETO, BETWEEN THE DEVELOPMENT AUTHORITY OF BURKE COUNTY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

SERIES 2006B-3 (BURKE) NOTE        DATE: OCTOBER 18, 2006

(VOGTLE PROJECT)

        OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) ("Oglethorpe"), an electric membership corporation organized and existing under the laws of the State of Georgia, for value received and in consideration of the agreement of the Development Authority of Burke County (the "Burke Authority") to issue $50,000,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2006B-3 (the "Series 2006B-3 Burke Bonds"), hereby promises to pay to U.S. Bank National Association (the "Series 2006B-3 Burke Trustee"), as assignee and pledgee of the Burke Authority, acting pursuant to the Trust Indenture, dated as of October 1, 2006, from the Burke Authority to the Series 2006B-3 Burke Trustee (the "Series 2006B-3 Indenture"), or its successor in trust, the principal sum of $50,000,000, together with interest and prepayment premium (if any) thereon as follows:

          (a)   on or before each Interest Payment Date (as defined in the Series 2006B-3 Indenture), a sum which will equal the interest on the Series 2006B-3 Burke Bonds which will become due on such Interest Payment Date on the Series 2006B-3 Burke Bonds; and

          (b)   on or before January 1, 2039, a sum which will equal the principal amount of the Series 2006B-3 Burke Bonds which will become due on January 1, 2039; and

          (c)   on or before any redemption date for the Series 2006B-3 Burke Bonds, a sum equal to the principal of, redemption premium (if any) and interest on, the Series 2006B-3 Burke Bonds which are to be redeemed on such date.

        This Series 2006B-3 (Burke) Note evidences the Loan (as defined in the Agreement hereinafter referred to) of the Burke Authority to Oglethorpe and the obligation to repay the same and shall be governed by and shall be payable in accordance with the terms, conditions and provisions of the Loan Agreement, dated as of October 1, 2006 (the "Agreement"), between the Burke Authority and Oglethorpe, pursuant to which the Burke Authority has agreed to loan to Oglethorpe the proceeds from the sale of the Series 2006B-3 Burke Bonds.

        This Series 2006B-3 (Burke) Note is a duly authorized obligation of Oglethorpe issued under and equally and ratably secured by the Indenture, dated as of March 1, 1997 (the "Original Indenture"), as heretofore supplemented and as supplemented by the Thirty-Sixth Supplemental Indenture, dated as of October 1, 2006, between Oglethorpe, as grantor, and U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee (in such capacity, the "Indenture Trustee"), (the Original Indenture, as supplemented, the "Indenture"). Reference is hereby made to the Indenture for a statement of the description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities thereunder of Oglethorpe, the Indenture Trustee and the holder of this Series 2006B-3

(Burke) Note and of the terms upon which this Series 2006B-3 (Burke) Note is authenticated and delivered. This Series 2006B-3 (Burke) Note is created by the Thirty-Sixth Supplemental Indenture and designated as the "Series 2006B-3 (Burke) Note."

        All payments hereon are to be made to the Series 2006B-3 Burke Trustee at its principal office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the day payment is due. As set forth in Section 4.6 of the Agreement, the obligation of Oglethorpe to make the payments required hereunder shall be absolute and unconditional.

        Oglethorpe shall be entitled to certain credits against payments required to be made hereunder as provided in Section 4.3 of the Agreement.

        This Series 2006B-3 (Burke) Note may be prepaid upon the terms and conditions set forth in Article VIII of the Agreement.

        If the Series 2006B-3 Burke Trustee shall accelerate payment of the Series 2006B-3 Burke Bonds, all payments on this Series 2006B-3 (Burke) Note shall be declared due and payable in the manner and with the effect provided in the Agreement. The Agreement provides that, under certain conditions, such declaration shall be rescinded by the Series 2006B-3 Burke Trustee.

        No recourse shall be had for the payments required hereby or for any claim based herein or in the Agreement or in the Indenture against any officer, director or member, past, present or future, of Oglethorpe as such, either directly or through Oglethorpe, or under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceedings or otherwise.

        This Series 2006B-3 (Burke) Note shall not be entitled to any benefit under the Indenture and shall not become valid or obligatory for any purposes until the Indenture Trustee shall have signed the form of authentication certificate endorsed hereon.

        This Series 2006B-3 (Burke) Note shall be governed by and construed in accordance with the laws of the State of Georgia.

        IN WITNESS WHEREOF, Oglethorpe has caused this Series 2006B-3 (Burke) Note to be executed in its corporate name by its President and Chief Executive Officer and attested by its Secretary and its corporate seal to be hereunto affixed.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
	By:	Thomas A. Smith President and Chief Executive Officer
(SEAL)
Attest:
Patricia N. Nash Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Obligations of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
Authorized Agent

Exhibit F

[Form of Series 2006B-4 (Burke) Note]

THIS NOTE IS NON-TRANSFERABLE EXCEPT AS MAY BE REQUIRED TO EFFECT ANY TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, DATED AS OF OCTOBER 1, 2006, RELATING HERETO, BETWEEN THE DEVELOPMENT AUTHORITY OF BURKE COUNTY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

SERIES 2006B-4 (BURKE) NOTE    DATE: OCTOBER 18, 2006

(VOGTLE PROJECT)

        OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) ("Oglethorpe"), an electric membership corporation organized and existing under the laws of the State of Georgia, for value received and in consideration of the agreement of the Development Authority of Burke County (the "Burke Authority") to issue $38,925,000 in aggregate principal amount of Development Authority of Burke County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Vogtle Project), Series 2006B-4 (the "Series 2006B-4 Burke Bonds"), hereby promises to pay to U.S. Bank National Association (the "Series 2006B-4 Burke Trustee"), as assignee and pledgee of the Burke Authority, acting pursuant to the Trust Indenture, dated as of October 1, 2006, from the Burke Authority to the Series 2006B-4 Burke Trustee (the "Series 2006B-4 Indenture"), or its successor in trust, the principal sum of $38,925,000, together with interest and prepayment premium (if any) thereon as follows:

  (a)
  on or before each Interest Payment Date (as defined in the Series 2006B-4 Indenture), a sum which will equal the interest on the Series 2006B-4 Burke Bonds which will become due on such Interest Payment Date on the Series 2006B-4 Burke Bonds; and

  (b)
  on or before January 1, 2038, a sum which will equal the principal amount of the Series 2006B-4 Burke Bonds which will become due on January 1, 2038; and

  (c)
  on or before any redemption date for the Series 2006B-4 Burke Bonds, a sum equal to the principal of, redemption premium (if any) and interest on, the Series 2006B-4 Burke Bonds which are to be redeemed on such date.

        This Series 2006B-4 (Burke) Note evidences the Loan (as defined in the Agreement hereinafter referred to) of the Burke Authority to Oglethorpe and the obligation to repay the same and shall be governed by and shall be payable in accordance with the terms, conditions and provisions of the Loan Agreement, dated as of October 1, 2006 (the "Agreement"), between the Burke Authority and Oglethorpe, pursuant to which the Burke Authority has agreed to loan to Oglethorpe the proceeds from the sale of the Series 2006B-4 Burke Bonds.

        This Series 2006B-4 (Burke) Note is a duly authorized obligation of Oglethorpe issued under and equally and ratably secured by the Indenture, dated as of March 1, 1997 (the "Original Indenture"), as heretofore supplemented and as supplemented by the Thirty-Sixth Supplemental Indenture, dated as of October 1, 2006, between Oglethorpe, as grantor, and U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee (in such capacity, the "Indenture Trustee"), (the Original Indenture, as supplemented, the "Indenture"). Reference is hereby made to the Indenture for a statement of the description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities thereunder of Oglethorpe, the Indenture Trustee and the holder of this Series 2006B-4

(Burke) Note and of the terms upon which this Series 2006B-4 (Burke) Note is authenticated and delivered. This Series 2006B-4 (Burke) Note is created by the Thirty-Sixth Supplemental Indenture and designated as the "Series 2006B-4 (Burke) Note."

        All payments hereon are to be made to the Series 2006B-4 Burke Trustee at its principal office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the day payment is due. As set forth in Section 4.6 of the Agreement, the obligation of Oglethorpe to make the payments required hereunder shall be absolute and unconditional.

        Oglethorpe shall be entitled to certain credits against payments required to be made hereunder as provided in Section 4.3 of the Agreement.

        This Series 2006B-4 (Burke) Note may be prepaid upon the terms and conditions set forth in Article VIII of the Agreement.

        If the Series 2006B-4 Burke Trustee shall accelerate payment of the Series 2006B-4 Burke Bonds, all payments on this Series 2006B-4 (Burke) Note shall be declared due and payable in the manner and with the effect provided in the Agreement. The Agreement provides that, under certain conditions, such declaration shall be rescinded by the Series 2006B-4 Burke Trustee.

        No recourse shall be had for the payments required hereby or for any claim based herein or in the Agreement or in the Indenture against any officer, director or member, past, present or future, of Oglethorpe as such, either directly or through Oglethorpe, or under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceedings or otherwise.

        This Series 2006B-4 (Burke) Note shall not be entitled to any benefit under the Indenture and shall not become valid or obligatory for any purposes until the Indenture Trustee shall have signed the form of authentication certificate endorsed hereon.

        This Series 2006B-4 (Burke) Note shall be governed by and construed in accordance with the laws of the State of Georgia.

        IN WITNESS WHEREOF, Oglethorpe has caused this Series 2006B-4 (Burke) Note to be executed in its corporate name by its President and Chief Executive Officer and attested by its Secretary and its corporate seal to be hereunto affixed.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
By:
Thomas A. Smith President and Chief Executive Officer
(SEAL)
Attest:
Patricia N. Nash Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Obligations of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
Authorized Agent

Exhibit G

[Form of Series 2006A (Monroe) Note]

THIS NOTE IS NON-TRANSFERABLE EXCEPT AS MAY BE REQUIRED TO EFFECT ANY TRANSFER TO ANY SUCCESSOR TRUSTEE UNDER THE TRUST INDENTURE, DATED AS OF OCTOBER 1, 2006, RELATING HERETO, BETWEEN THE DEVELOPMENT AUTHORITY OF MONROE COUNTY AND U.S. BANK NATIONAL ASSOCIATION, AS TRUSTEE.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

SERIES 2006A (MONROE) NOTE    DATE: OCTOBER 18, 2006

(SCHERER PROJECT)

        OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION) ("Oglethorpe"), an electric membership corporation organized and existing under the laws of the State of Georgia, for value received and in consideration of the agreement of the Development Authority of Monroe County (the "Monroe Authority") to issue $9,020,000 in aggregate principal amount of Development Authority of Monroe County Pollution Control Revenue Bonds (Oglethorpe Power Corporation Scherer Project), Series 2006A (the "Series 2006A Monroe Bonds"), hereby promises to pay to U.S. Bank National Association (the "Series 2006A Monroe Trustee"), as assignee and pledgee of the Monroe Authority, acting pursuant to the Trust Indenture, dated as of October 1, 2006, from the Monroe Authority to the Series 2006A Monroe Trustee (the "Series 2006A Indenture"), or its successor in trust, the principal sum of $9,020,000, together with interest and prepayment premium (if any) thereon as follows:

  (a)
  on or before each Interest Payment Date (as defined in the Series 2006A Indenture), a sum which will equal the interest on the Series 2006A Monroe Bonds which will become due on such Interest Payment Date on the Series 2006A Monroe Bonds; and

  (b)
  on or before January 1, 2036, a sum which will equal the principal amount of the Series 2006A Monroe Bonds which will become due on January 1, 2036; and

  (c)
  on or before any redeemption date for the Series 2006A Monroe Bonds, a sum equal to the principal of, redemption premium (if any) and interest on, the Series 2006A Monroe Bonds which are to be redeemed on such date.

        This Series 2006A (Monroe) Note evidences the Loan (as defined in the Agreement hereinafter referred to) of the Monroe Authority to Oglethorpe and the obligation to repay the same and shall be governed by and shall be payable in accordance with the terms, conditions and provisions of the Loan Agreement, dated as of October 1, 2006 (the "Agreement"), between the Monroe Authority and Oglethorpe, pursuant to which the Monroe Authority has agreed to loan to Oglethorpe the proceeds from the sale of the Series 2006A Monroe Bonds.

        This Series 2006A (Monroe) Note is a duly authorized obligation of Oglethorpe issued under and equally and ratably secured by the Indenture, dated as of March 1, 1997 (the "Original Indenture"), as heretofore supplemented and as supplemented by the Thirty-Sixth Supplemental Indenture, dated as of October 1, 2006, between Oglethorpe, as grantor, and U.S. Bank National Association, as successor to SunTrust Bank, formerly known as SunTrust Bank, Atlanta, as trustee (in such capacity, the "Indenture Trustee"), (the Original Indenture, as supplemented, the "Indenture"). Reference is hereby made to the Indenture for a statement of the description of the properties thereby mortgaged, pledged and assigned, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities thereunder of Oglethorpe, the Indenture Trustee and the holder of this Series 2006A

(Monroe) Note and of the terms upon which this Series 2006A (Monroe) Note is authenticated and delivered. This Series 2006A (Monroe) Note is created by the Thirty-Sixth Supplemental Indenture and designated as the "Series 2006A (Monroe) Note."

        All payments hereon are to be made to the Series 2006A Monroe Trustee at its principal office in Atlanta, Georgia, in lawful money of the United States of America which will be immediately available on the day payment is due. As set forth in Section 4.6 of the Agreement, the obligation of Oglethorpe to make the payments required hereunder shall be absolute and unconditional.

        Oglethorpe shall be entitled to certain credits against payments required to be made hereunder as provided in Section 4.3 of the Agreement.

        This Series 2006A (Monroe) Note may be prepaid upon the terms and conditions set forth in Article VIII of the Agreement.

        If the Series 2006A Monroe Trustee shall accelerate payment of the Series 2006A Monroe Bonds, all payments on this Series 2006A (Monroe) Note shall be declared due and payable in the manner and with the effect provided in the Agreement. The Agreement provides that, under certain conditions, such declaration shall be rescinded by the Series 2006A Monroe Trustee.

        No recourse shall be had for the payments required hereby or for any claim based herein or in the Agreement or in the Indenture against any officer, director or member, past, present or future, of Oglethorpe as such, either directly or through Oglethorpe, or under any constitutional provision, statute or rule of law or by the enforcement of any assessment or by any legal or equitable proceedings or otherwise.

        This Series 2006A (Monroe) Note shall not be entitled to any benefit under the Indenture and shall not become valid or obligatory for any purposes until the Indenture Trustee shall have signed the form of authentication certificate endorsed hereon.

        This Series 2006A (Monroe) Note shall be governed by and construed in accordance with the laws of the State of Georgia.

        IN WITNESS WHEREOF, Oglethorpe has caused this Series 2006A (Monroe) Note to be executed in its corporate name by its President and Chief Executive Officer and attested by its Secretary and its corporate seal to be hereunto affixed.

OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
By:
Thomas A. Smith President and Chief Executive Officer
(SEAL)
Attest:
Patricia N. Nash Secretary

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

        This is one of the Obligations of the series designated therein referred to in the within mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee
By:
Authorized Agent

Schedule 1

RECORDING INFORMATION
FOR
                        COUNTY, GEORGIA

Document	Recording Information	Date of Recording
Original Indenture
First Supplemental Indenture
Second Supplemental Indenture
Third Supplemental Indenture
Fourth Supplemental Indenture
Fifth Supplemental Indenture
Sixth Supplemental Indenture
Seventh Supplemental Indenture
Eighth Supplemental Indenture
Ninth Supplemental Indenture
Tenth Supplemental Indenture
Eleventh Supplemental Indenture
Twelfth Supplemental Indenture
Thirteenth Supplemental Indenture
Fourteenth Supplemental Indenture
Fifteenth Supplemental Indenture
Sixteenth Supplemental Indenture
Seventeenth Supplemental Indenture
Eighteenth Supplemental Indenture
Nineteenth Supplemental Indenture
Twentieth Supplemental Indenture
Twenty-First Supplemental Indenture
Twenty-Second Supplemental Indenture
Twenty-Third Supplemental Indenture
Twenty-Fourth Supplemental Indenture
Twenty-Fifth Supplemental Indenture
Twenty-Sixth Supplemental Indenture
Twenty-Seventh Supplemental Indenture
Twenty-Eighth Supplemental Indenture
Twenty-Ninth Supplemental Indenture
Thirtieth Supplemental Indenture
Thirty-First Supplemental Indenture
Thirty-Second Supplemental Indenture
Thirty-Third Supplemental Indenture
Thirty-Fourth Supplemental Indenture
Thirty-Fifth Supplemental Indenture

QuickLinks

  EXHIBIT 4.7.1(kk)
TRUSTEE'S CERTIFICATE OF AUTHENTICATION